Exhibit 99.2

   Columbia + UmpquaCombining to create the West Coast’s leading regional bank  October 12, 2021

 2596936-002  Disclaimer  FORWARD-LOOKING STATEMENTSThis communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Umpqua Holdings Corporation (“Umpqua”) and Columbia Banking System, Inc. (“Columbia”), the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Umpqua’s and Columbia’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Umpqua’s and Columbia’s respective business strategies, including market acceptance of any new products or services and Umpqua and Columbia’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Umpqua and Columbia are parties; the outcome of any legal proceedings that may be instituted against Umpqua or Columbia; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; changes in Umpqua’s or Columbia’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Umpqua and Columbia do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Umpqua and Columbia successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Umpqua and Columbia. Additional factors that could cause results to differ materially from those described above can be found in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, which are on file with the Securities and Exchange Commission (the “SEC”) and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financials,” and in other documents Umpqua files with the SEC, and in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, which are on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “Financial Information” and in other documents Columbia files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Umpqua nor Columbia assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND ITIn connection with the proposed transaction (the “Transaction”), Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Umpqua and Columbia and a Prospectus of Columbia, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving Umpqua and Columbia will be submitted to Umpqua’s and Columbia’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Umpqua and Columbia, without charge, at the SEC’s website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Umpqua Holdings Corporation, Attention: Andrew Ognall, One SW Columbia Street, Suite 1200, Portland, OR 97204, 503-727-4100 or to Columbia Banking System, Inc., Attention: Investor Relations, P. O. Box 2156, MS 3100, Tacoma, WA 98401-2156, 253-471-4065.PARTICIPANTS IN THE SOLICITATIONUmpqua, Columbia, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Umpqua and Columbia in connection with the Transaction under the rules of the SEC. Information regarding Umpqua’s directors and executive officers is available in Umpqua’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on March 5, 2021, and other documents filed by Umpqua with the SEC. Information regarding Columbia’s directors and executive officers is available in Columbia’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 12, 2021, and other documents filed by Columbia with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus relating to the Transaction. Free copies of this document may be obtained as described in the preceding paragraph.

 2596936-002  West Coast’s leading regional bank, positioned to win in some of the country’s most attractive growth markets  Source: Company filings, FactSet, S&P Global Market Intelligence; Note: Market data as of October 11, 2021; Financial data as of quarter ended June 30, 2021; Pro forma financial data shown for 2023 with fully phased-in cost savings for illustrative purposes; Refer to slide 14 “Key financial assumptions” for 2023 underlying forecasts; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings¹ Based on location of headquarters with deposits capped at $1.5bn per branch2 Based on approximate deposit allocation as of quarter ended June 30, 2021³ EPS accretion does not assume pro forma excess capital is used for pro forma share repurchases⁴ Annual fully phased-in cost synergies of $100mm after-tax in 2022 capitalized at approximately 13x based on KBW Regional Bank Index median 2022 P/E, net of upfront restructuring charges ($191mm after-tax)⁵ See Appendix for further detail on excess capital generated        A leading West Coast focused franchise  Tremendous scarcity value:there is no one like us on the West Coast  Expanded growth opportunities  Complementary strategies  Improved growth profile: higher profitability to invest, broader customer and product base to grow  Combined commercial and retail powerhouse expands customer offerings and reduces business concentrations    Like-minded institutions with common cultural values  Cultures focused on integrity, collaboration and strong risk management to ensure our customers, communities and employees are winning together    Largest independent institution in our footprint¹Meaningful presence in Portland, Seattle, Idaho and California      Compelling financial metrics³  Meaningful value creation to shareholders  Reasonable and highly achievable cost synergies support value creation to both institutions  2.6 yearsCrossover TBVPS earnback  Columbia  25%Cash EPS Accretion23%GAAP EPS Accretion   Umpqua  11%Cash EPS Accretion8%GAAP EPS Accretion   Deposits  Retail2  Commercial2      15% ROATCE1.3% ROAA$700mm+ synergized net income   $1.1bn+Value creation⁴~$260mmExcess capital generated⁵

 2596936-002  Transaction summary   Structure & consideration     Brand        Executive leadership     Other     Headquarters    Columbia Banking System, Inc. to issue shares to shareholders of Umpqua Holdings CorporationPro forma ticker: COLBColumbia’s balance sheet will be subject to fair value accounting100% common stockFixed exchange ratio: Umpqua shareholders will receive 0.5958 of a Columbia share for each Umpqua shareTotal value to Umpqua shareholders of $23.58 per share, or approximately $5.1 billion¹Ownership Split: 62% Umpqua, 38% Columbia  Holding company: Columbia Banking System, Inc.Bank: Umpqua BankOther subsidiaries and divisions include Columbia Trust Company, CB Financial Services and Columbia Private Bank, operating under the banner of Columbia Wealth Management, as well as Financial Pacific Leasing, Inc.  Holding company headquarters: Tacoma, WABank headquarters: Greater Portland, OR metropolitan area  Executive Chair: Cort O’HaverChief Executive Officer: Clint SteinChief Financial Officer: Ron Farnsworth President of Consumer Banking: Chris MerrywellPresident of Commercial Banking: Tory Nixon  Subject to receipt of approvals from Columbia and Umpqua shareholders and regulatory approvalsAnticipated closing in mid-2022   Board of directors    14 Board members: 7 from Columbia, 7 from UmpquaLead Independent Director: Craig Eerkes  Source: FactSetNote: Market data as of October 11, 2021¹ Based on closing price of Columbia common stock of $39.57 as of October 11, 2021

   2596936-002  Strong governance, proven leadership  Chief Executive Officer  Clint Stein  Executive management team  President of Consumer Banking  Chris Merrywell  President ofCommercial Banking  Tory Nixon  Executive Chair  Cort O’Haver  7  7      Kumi Baruffi | General Counsel  Lisa Dow | Chief Risk Officer  Drew Anderson | Chief Administrative Officer  Sheri Burns | Chief Human Resources Officer  Eric Eid | Chief Integration Officer  David Moore Devine | Chief Marketing Officer  Board of directors  Frank Namdar | Chief Credit Officer  Combined management team has a proven and experienced M&A track record, successfully executing multiple integrations  Lead Independent Director  Craig Eerkes  EVP & Chief Financial Officer  Ron Farnsworth   Executive Chair  Cort O’Haver  Our board remains committed to Diversity, Equity and Inclusion    Joel Brandenburg | Chief Auditor (reporting to Audit Committee Chair)

 2596936-002    Strategic Rationale

 #2 in our footprint¹ and #1 independent franchise focused on the West Coast²  Oregon  Washington  California  $16.4bn deposits$70K median household income4.3mm population  $15.3bn deposits$82K median household income7.8mm population  $9.5bn deposits$83K median household income39.7mm population  2596936-002  A West Coast franchise unlike any other  Source: S&P Global Market Intelligence, FactSet, FDICNote: Financial data as June 30, 2021; Market data as of October 11, 2021; Deposits capped at $1.5bn per branch; Pro forma financial data shown for 2023 with fully phased-in cost savings for illustrative purposes; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings1 Includes CA, ID, NV, OR and WA2 Pro forma for pending acquisitions  . . . creating a West Coast regional powerhouse  Phoenix  Salt Lake City  80  5  5  90  82  84  15  15  17  8  5  84  5  90  5  80  5  San Diego  Long Beach  Los Angeles  Sacramento  Carson City  Boise  Portland  Tacoma  Helena  Seattle  Tacoma  Sacramento  Spokane  Kennewick  Seattle  Portland  Salem  Santa Rosa  Redding  San Francisco          (217)  (153)  *PLEASE DO NOT DELETE THIS TEXT BOX*This map was created using ArcGIS Pro.This tag identifies the map allowing additional updates and edits using previously submitted materials and data. Contact GCFO-Presentations and use the workflow reference number below to make edits.ArcGIS ProWorkflow reference number is: 3549951-001  Combined company deepens its foothold in the Northwest and California . . .  $50bn assets  15%2023E ROATCE  $43bn deposits  44% non-interest bearing deposits  $33bn loans  81% commercial loans

 2596936-002  Commercial lending focus complemented by highly-recognized retail franchise       Commercial lending focus . . . Diversified lending platform with unmatched lower and middle market commercial franchiseEntrenched local presence with expertise across specialized lending verticals (e.g. healthcare, agriculture, leasing)Top tier commercial deposit base driven by strong banking relationships. . . complemented by innovative retail strategyHighly-recognized retail brand operating in desirable growth marketsDifferentiated core deposit funding base provides price stability in rising rate environmentsScalable technology infrastructure supports a larger institution built for commercial and retail customers                  Corporate lending    ü  ü      Middle market lending  ü  ü  ü      Small business lending  ü  ü  ü      Healthcare banking  ü    ü      Equipment leasing & finance    ü  ü      International banking  ü  ü  ü      Capital markets    ü  ü      Insurance solutions  ü    ü      Treasury management  ü  ü  ü      Business card  ü  ü  ü      Mortgage banking  ü  ü  ü      Retail banking  ü  ü  ü      Digital banking  ü  ü  ü      Trust & wealth management   ü    ü  Retail  Commercial  Complementary business lines  Combines established regional institutions with strong community roots  More products, larger balance sheet, broader opportunities  Revenue upside

 2596936-002  Potential to unlock meaningful growth through business diversification and a larger balance sheet  Source: S&P Global Market Intelligence, Company filingsNote: Financial data as June 30, 2021; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings; Totals may not sum to 100% due to rounding¹ Pro forma represent weighted average of standalone metrics, excluding merger adjustments² Bank-level metrics; Commercial real estate loans as defined in the regulatory agencies’ guidance on commercial real estate (CRE) as a percent of risk-based capital³ Most recent quarter net income from mortgage banking segment as a percentage of pro forma net income  Loan portfolio composition  $22.1bn    $10.8bn  1–4 family  1–4 family  1–4 family  CRE  CRE  CRE  C&I  C&I  C&I  Multifamily  Multifamily  C&D  C&D  C&D  Consumer & other, 1%  Consumer & other, 1%  Agriculture  Agriculture  Consumer & other, <1%  $32.9bn  Pro forma¹              Leasing  Leasing  Reduces lending concentrations  Combines experienced commercial franchises  Enhances specialty lending offerings  Similar credit philosophies  PPP  PPP  PPP  92% commercial / 8% consumerYield on loans: 4.21%CRE / total capital: 179%²5-year average NCOs/average loans: 0.06%  75% commercial / 25% consumerYield on loans: 3.97%CRE / total capital: 272%²5-year average NCOs/average loans: 0.27%  81% commercial / 19% consumerYield on loans: 4.05%CRE / total capital: 235%²5-year average NCOs/average loans: 0.20%  Mortgage: 5% of pro forma net income³  7%  6%  7%  Multifamily

 2596936-002  Nationally leading core deposit franchise provides a rate-resilient funding base  Core deposits include 44% non-interest bearing demand depositsDeposit costs of 8bps, and well-positioned for rising ratesLoan-to-deposit ratio of 76% supports opportunistic growth prospectsStrong pro forma footprint in growth marketsTechnology enhancements will continue to improve our customer offering    Deposit composition  Deposit sources  Source: S&P Global Market Intelligence, Company filingsNote: Financial data as June 30, 2021; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings; Totals may not sum to 100% due to rounding¹ Combined represents weighted average of standalone metrics, excluding merger adjustments  Highlights

 2596936-002  Strong technology foundation combined with larger scale enhances our competitive position and customer offerings   Leveraging the best-in-class technology platforms from each organization          Expand existing applications and increase market share through a superior customer experience  Strategically partner with companies who accelerate our cloud first strategy built to support growth  Accelerate growth in data and analytics to provide bankers and customers a competitive edge  Create new and enhanced customer experiences through an open digital ecosystem  What we’ve done . . .  . . . and where we’re going          Digital banking  Meaningful business and consumer engagement at an accelerating pace  Example: Go-To; TM Essentials; Full suite of mobile / online banking offerings            Cloud first strategy  Reduced physical footprint and costs of traditional data centers while providing the ability to scale at will  Example: Co-location sites        Payments, automation, & open API ecosystem  Provide commercial customers robust product offerings that facilitate ability to partner and seek new revenue opportunities  Example: Consolidated Payments; Integrated Receivables; Enhanced process automation          Data and analytics  Proprietary algorithms provide bankers with next best offer leads and assists in risk management activities  Example: Smart Leads; Credit Insights                  Digital sales enablement      Build an ecosystem that optimizes and integrates relationship development with digital capabilities  Empowers bankers to deliver an integrated customer experience  Example: Automated Lead Generation, CRM, Marketing Automation, SBA Origination Tools

 2596936-002  Supporting our communities and employees  Our combined franchise will remain relationship-based and our community roots will only grow stronger  Columbia and Umpqua will together contribute $20mm to the charitable foundation of the combined company following the close of the transaction   Employee volunteering  Diversity, equity and inclusion   Supporting affordable housing  Community philanthropy efforts  Supporting our local charities  High ESG standards

   Diligence and Financial Impact

Collaborative due diligence process

Thorough diligence

- Led by Columbia and Umpqua senior leadership teams
- Dedication of company-wide resources and outside professionals to assess benefits and opportunities
- Deep dive across business lines, loan files, underwriting practices, operations and risk framework
- Comprehensive third party credit due diligence comprised of significant sampling of both portfolios inclusive of COVID-impacted sectors and criticized/classified loans

Conviction in vision and common values

- Successful cultural integration in existing and expansion markets
- Alignment of credit philosophy and risk appetite
- Shared vision unites cultures to benefit employees and customers

Disciplined and experienced M&A track record

- Both Columbia and Umpqua management and employees have significant acquisition and integration experience
- Organized integration team will blend talent and assemble the right combination of systems and practices to scale the organization

Key focus areas

Credit & underwriting	Enterprise risk management
Commercial banking	Enterprise operations
Retail banking	Technology
Consumer lending	Cyber security
Mortgage banking	Human resources
Treasury management	Legal, regulatory & compliance
ALCO & funding strategy	Tax
Finance & accounting	Internal audit

13

Key financial assumptions

Standalone earnings	▪ Consensus earnings estimates for Columbia and Umpqua[1]
Cost savings	▪ Estimated pre-tax $135mm of full run-rate savings, or 12.5% of combined noninterest expenses[2] (over and above Umpqua's announced Next Gen 2.0 initiative); grown at 3.0% per year beginning in 2023[3] ▪ Expected to be realized 66% in 2023, 100% thereafter
Revenue synergies	▪ Expected from potential cross-sell but not included in announced financial metrics
One-time costs	▪ $236mm pre-tax / $191mm after-tax (for illustrative purposes, fully reflected in pro forma capital at closing) ▪ One-time costs include a $20mm charitable foundation contribution

Credit marks	▪ $160mm total lifetime loss estimate, equivalent to 1.48% of Columbia's gross loans and 1.0x Columbia's ACL[4]
	  ▪ $56mm (35%) allocated to purchase credit deteriorated (PCD) loans
	  ▪ $104mm (65%) allocated to non-PCD loans (accreted into earnings over 4 years using sum-of-the-years digits)
	▪ Day two CECL reserve of 1.0x non-PCD credit mark ($104mm pre-tax / $77mm after-tax; for illustrative purposes, fully reflected in pro forma capital at closing)

Fair value marks	▪ $76mm pre-tax rate write-up on Columbia's loans (amortized over 6 years using sum-of-the-years digits) ▪ $4mm pre-tax write-down of held-to-maturity securities (accreted over 6 years using sum-of-the-years digits) ▪ $54mm post-tax write-up of AOCI related to AFS securities and other adjustments (no impact to tangible common equity at close, amortized over 6 years using sum-of-the-years digits) ▪ $17mm pre-tax rate collar mark (removal of related accretion by ~$2mm after-tax per quarter, no impact to tangible common equity at close) ▪ $20mm pre-tax write-up of real estate assets (amortized over 20 years using straight line)
CDI	▪ Core deposit intangible of 0.65% of Columbia's $17bn core deposits (amortized over 10 years using sum-of-years-digits)
Other	▪ Limited deposit divestiture expected (not modeled) ▪ Excludes future standalone and pro forma share repurchases for Columbia and Umpqua

Source: S&P Global Market Intelligence, FactSet, Company filings
Note: Umpqua NextGen cost savings targets are separate from deal-related cost savings as they will be largely realized ahead of the transaction's anticipated close
[1] Based on median analyst consensus estimates as of October 11, 2021
[2] Based on 2022 median analyst consensus noninterest expense estimates as of October 11, 2021, excluding amortization of intangibles
[3] Quarterly synergies grown on a 3.0% annual basis
[4] Pro forma for completed acquisition of Bank of Commerce Holdings

14

25%Core cash² EPSaccretion  23%GAAP EPSaccretion  11%Core cash² EPSaccretion  8%GAAP EPSaccretion      2596936-002  Unlocking value for shareholders while achieving increased scale and profitability       Earnings benefitsto both shareholders¹  Strategic useof capital  Improvedprofitability andvalue enhancement  (5.9%)TBV dilution  2.6 yearsEarnback  12%+Pro forma CET1  ~$260mmExcess capitalgenerated³  15%2023E ROATCE  1.3%2023E ROAA  $1.1bn+Value creation4  Source: S&P Global Market Intelligence, FactSet, Company filings; Refer to slide 14 “Key financial assumptions” for 2023 underlying forecastsNote: Market data as of October 11, 2021; Financial data as of quarter ended June 30, 2021; Pro forma financial data shown for 2023 with fully phased-in cost savings for illustrative purposes; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings¹ EPS accretion does not assume pro forma excess capital is used for pro forma share repurchases² Core cash EPS excludes standalone intangible amortization, pro forma CDI amortization, amortization of non-PCD fair value mark and amortization of other fair value marks³ See Appendix for further detail on excess capital generated⁴ Annual fully phased-in cost synergies of $100mm after-tax in 2022 capitalized at approximately 13x based on KBW Regional Bank Index median 2022 P/E, net of upfront restructuring charges ($191mm after-tax)

 Compelling investment thesis  A scaled organization, positioned to win in some of the country’s most attractive growth marketsCommercial lending focus complemented by highly-recognized retail franchiseMeaningful value creation to shareholders and strong pro forma profitabilityLike-minded institutions with common cultural values

   Appendix

 2596936-002  Purchase accounting summary  Tangible book value per share dilution  Calculation of intangibles created  Source: S&P Global Market Intelligence, FactSet, Company filings; Refer to slide 14 “Key financial assumptions” for 2023 underlying forecastsNote: Financial data as of quarter ended June 30, 2021; Market data as of October 11, 2021; Pro forma adjustments assume 26% marginal tax rate; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings; Assumes neither company repurchases shares between deal announcement and deal close¹ Estimated Umpqua tangible common equity at close based on Q3 2021 – Q2 2022 consensus earnings and dividend estimates, and $78mm share repurchases completed in Q3 2021 (4mm shares). Communicated Umpqua NextGen cost savings targets are separate from deal-related cost savings as they are expected to be largely realized ahead of the transaction’s anticipated close² Based on 0.5958 shares of Columbia stock for each Umpqua common share outstanding³ Based on expectations and assumptions as of announcement date; subject to change at transaction closing (estimated at June 30, 2022 for illustrative purposes) 4 Based on $104mm pre-tax reserve allocated to non-PCD loans (65%)5 Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone Columbia tangible book value per share  4  ²  ³  ³  5

 2596936-002  Earnings per share accretion  Source: S&P Global Market Intelligence, FactSet, Company filings; Note: Financial data as of quarter ended June 30, 2021; Market data as of October 11, 2021; Pro forma adjustments assume 26% marginal tax rate; Assumes fully phased-in cost savings for illustrative purposes¹ $135mm fully phased-in reduction in combined company’s total noninterest expense base for illustrative purposes, quarterly synergies grown at 3.0% on an annual basis starting in 2023; Anticipated 66% phase-in during 2023 results in 17.5% GAAP and 19.2% cash EPS accretion for Columbia, and 2.6% GAAP and 6.2% cash EPS accretion for Umpqua² Core deposit intangible estimate of 65bps ($108mm pre-tax) on non-time deposits, amortized through earnings over 10 years (sum-of-the-years-digits)³ Loan rate mark of $76mm (pre-tax), amortized through earnings over 6 years (sum-of-the-years-digits)4 HTM security rate mark of -$4mm (pre-tax), accreted through earnings over 6 years (sum-of-the-years-digits)5 AOCI mark of $54mm (after-tax), amortized through earnings over 6 years (sum-of-the-years-digits)6 Assumes ~$2mm (after-tax) per quarter run-down of rate collar accretion7 Real estate mark of $20mm (pre-tax), amortized through earnings over 20 years (straight line)8 Based on $104mm pre-tax reserve allocated to non-PCD loans (65%), accreted through earnings over 4 years (sum-of-the-years-digits)9 Pro forma diluted shares outstanding include Columbia shares and shares issued to Umpqua based on 0.5958x exchange ratio10 Assumes no standalone and pro forma repurchases except for those previously outlined on prior page  3  4  5  6  9  10  7  8  10  10  10

   2596936-002  Excess capital generation  Excess capital generation (2023E)  CET1 ratio of combined company at close  Source: S&P Global Market Intelligence, FactSet, Company filingsNote: Financial data as of quarter ended June 30, 2021; Market data as of October 11, 2021; Assumes fully phased-in cost savings for illustrative purposes¹ Run-rate GAAP net income for 2023 as illustrated on page 19² Capital required to fund risk weighted asset growth of 5% for pro forma company during 2023, capitalized at 10% CET1 target³ Assumes the pro forma company maintains Columbia’s standalone dividend per share for illustrative purposes